                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                       359,872.13
      Available Funds:
           Contract Payments due and received in this period                                                 5,695,215.86
           Contract Payments due in prior period(s) and received in this period                                719,879.55
           Contract Payments received in this period for next period                                           122,419.17
           Sales, Use and Property Tax, Maintenance, Late Charges                                              112,951.35
           Prepayment Amounts related to early termination in this period                                      967,701.43
           Servicer Advance                                                                                    384,097.99
           Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
           Transfer from Reserve Account                                                                        14,898.34
           Interest earned on Collection Account                                                                12,620.67
           Interest earned on Affiliated Account                                                                 3,821.12
           Proceeds from repurchase of Contracts per Contribution and Servicing
             Agreement Section 5.03                                                                                  0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                           0.00
           Amounts paid under insurance policies                                                                     0.00
           Any other amounts                                                                                         0.00

                                                                                                             -------------
      Total Available Funds                                                                                  8,393,477.61
      Less: Amounts to be Retained in Collection Account                                                       423,699.19
                                                                                                             -------------
      AMOUNT TO BE DISTRIBUTED                                                                               7,969,778.42
                                                                                                             =============


      DISTRIBUTION OF FUNDS:
           1.  To Trustee -  Fees                                                                                    0.00
           2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                                        719,879.55
           3.  To Noteholders (For Servicer Report immediately following the
               Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                                         4,956,726.67
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                       230,932.50
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                       419,826.67
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                       508,746.22
                  b) Class B Principal and Interest                                                            104,678.46
                  c) Class C Principal and Interest                                                            210,282.02
                  d) Class D Principal and Interest                                                            142,250.88
                  e) Class E Principal and Interest                                                            191,498.73

           4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                               0.00
           5.  To Issuer - Residual  Principal and Interest and Reserve Account
                  Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event
                     in effect)                                                                                 80,665.42
                  b) Residual Principal (Provided no Restricting or Amortization Event
                     in effect)                                                                                164,294.92
                  c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                           14,898.34
           6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
               and Any Other Amounts                                                                           129,393.14
           7.  To Servicer, Servicing Fee and other Servicing Compensations                                     95,704.90
                                                                                                             -------------
      TOTAL FUNDS DISTRIBUTED                                                                                7,969,778.42
                                                                                                             =============

                                                                                                             -------------
      End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                                      423,699.19
                                                                                                             =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                           $4,104,190.93
       - Add Investment Earnings                                                                                14,898.34
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
       - Less Distribution to Certificate Account                                                               14,898.34
                                                                                                             -------------
End of period balance                                                                                       $4,104,190.93
                                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                   $4,104,190.93
                                                                                                            =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                      Pool A                                                     155,910,963.78
                      Pool B                                                      68,676,326.60
                                                                               -----------------
                                                                                                       224,587,290.38
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    900,332.14
Class A Monthly Interest - Pool B                                                    396,582.14

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 2,942,644.93
Class A Monthly Principal - Pool B                                                 1,876,672.85
                                                                               -----------------
                                                                                                         4,819,317.78
Ending Principal Balance of the Class A Notes
                      Pool A                                                     152,968,318.85
                      Pool B                                                      66,799,653.75
                                                                               -----------------
                                                                                                     -----------------
                                                                                                       219,767,972.60
                                                                                                     =================

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $240,779,000  Original Face $240,779,000    Balance Factor
            $5.386326                    $ 20.015524          91.273729%
--------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                      Class A1                                                    23,783,290.38
                      Class A2                                                    41,000,000.00
                      Class A3                                                    74,000,000.00
                      Class A4                                                    85,804,000.00

                                                                               -----------------

Class A Monthly Interest                                                                               224,587,290.38
                      Class A1 (Actual Number Days/360)                              137,408.89
                      Class A2                                                       230,932.50
                      Class A3                                                       419,826.67
                      Class A4                                                       508,746.22

                                                                               -----------------

Class A Monthly Principal
                      Class A1                                                     4,819,317.78
                      Class A2                                                             0.00
                      Class A3                                                             0.00
                      Class A4                                                             0.00

                                                                               -----------------
                                                                                                         4,819,317.78
Ending Principal Balance of the Class A Notes
                      Class A1                                                    18,963,972.60
                      Class A2                                                    41,000,000.00
                      Class A3                                                    74,000,000.00
                      Class A4                                                    85,804,000.00

                                                                               -----------------
                                                                                                     -----------------
                                                                                                        219,767,972.60
                                                                                                     =================

Class A1
--------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $39,975,000    Original Face $39,975,000    Balance Factor
            $3.437371                    $ 120.558293        47.439581%
--------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                                      Pool A                              2,657,445.29
                                      Pool B                              1,170,559.67
                                                                   --------------------
                                                                                                 3,828,004.96

       Class B Overdue Interest, if any                                           0.00
       Class B Monthly Interest - Pool A                                     15,641.28
       Class B Monthly Interest - Pool B                                      6,889.72
       Class B Overdue Principal, if any                                          0.00
       Class B Monthly Principal - Pool A                                    50,158.72
       Class B Monthly Principal - Pool B                                    31,988.74
                                                                   --------------------
                                                                                                    82,147.46
       Ending Principal Balance of the Class B Notes
                                      Pool A                              2,607,286.57
                                      Pool B                              1,138,570.93
                                                                   --------------------
                                                                                                --------------
                                                                                                 3,745,857.50
                                                                                                ==============


       --------------------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
       Original Face $4,104,000                 Original Face $4,104,000                          Balance Factor
                     $ 5.490010                               $ 20.016438                                91.273331%
       --------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
                                      Pool A                           5,314,890.56
                                      Pool B                           2,341,119.33
                                                                   -----------------
                                                                                                       7,656,009.89

       Class C Overdue Interest, if any                                        0.00
       Class C Monthly Interest - Pool A                                  31,924.78
       Class C Monthly Interest - Pool B                                  14,062.32
       Class C Overdue Principal, if any                                       0.00
       Class C Monthly Principal - Pool A                                100,317.44
       Class C Monthly Principal - Pool B                                 63,977.48
                                                                   -----------------
                                                                                                         164,294.92
       Ending Principal Balance of the Class C Notes
                                      Pool A                           5,214,573.12
                                      Pool B                           2,277,141.85
                                                                   -----------------
                                                                                                --------------------
                                                                                                       7,491,714.97
                                                                                                ====================

       -----------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
       Original Face $8,208,000                 Original Face $8,208,000                          Balance Factor
                     $ 5.602717                               $ 20.016438                              91.273331%
       -----------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                           Pool A                                       3,543,260.37
                           Pool B                                       1,560,746.23
                                                                   ------------------
                                                                                                    5,104,006.60

       Class D Overdue Interest, if any                                         0.00
       Class D Monthly Interest - Pool A                                   22,715.25
       Class D Monthly Interest - Pool B                                   10,005.68
       Class D Overdue Principal, if any                                        0.00
       Class D Monthly Principal - Pool A                                  66,878.29
       Class D Monthly Principal - Pool B                                  42,651.66
                                                                   ------------------
                                                                                                      109,529.95
       Ending Principal Balance of the Class D Notes
                           Pool A                                       3,476,382.08
                           Pool B                                       1,518,094.57
                                                                   ------------------
                                                                                               ------------------
                                                                                                    4,994,476.65
                                                                                               ==================

       ------------------------------------------------------------------------------------
       Interest Paid Per $1,000      Principal Paid Per $1,000             Ending Principal
       Original Face $5,472,000      Original Face $5,472,000              Balance Factor
                 $5.979702                        $ 20.016438                  91.273331%
       ------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                           Pool A                                       4,429,075.47
                           Pool B                                       1,950,932.79
                                                                   ------------------
                                                                                                    6,380,008.26

       Class E Overdue Interest, if any                                         0.00
       Class E Monthly Interest - Pool A                                   37,894.43
       Class E Monthly Interest - Pool B                                   16,691.86
       Class E Overdue Principal, if any                                        0.00
       Class E Monthly Principal - Pool A                                  83,597.87
       Class E Monthly Principal - Pool B                                  53,314.57
                                                                   ------------------
                                                                                                      136,912.44
       Ending Principal Balance of the Class E Notes
                           Pool A                                       4,345,477.60
                           Pool B                                       1,897,618.22
                                                                   ------------------
                                                                                                 ----------------
                                                                                                    6,243,095.82
                                                                                                 ================

       ------------------------------------------------------------------------------------
       Interest Paid Per $1,000      Principal Paid Per $1,000             Ending Principal
       Original Face $6,840,000      Original Face $6,840,000              Balance Factor
                 $7.980452                        $ 20.016439                    91.273331%
       ------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                       Pool A                                                       5,316,070.50
                       Pool B                                                       2,341,668.29
                                                                                 ----------------
                                                                                                            7,657,738.79

           Residual Interest - Pool A                                                  55,998.77
           Residual Interest - Pool B                                                  24,666.65
           Residual Principal - Pool A                                                100,317.44
           Residual Principal - Pool B                                                 63,977.48
                                                                                 ----------------
                                                                                                              164,294.92
           Ending Residual Principal Balance
                       Pool A                                                       5,215,753.06
                       Pool B                                                       2,277,690.81
                                                                                 ----------------
                                                                                                         ----------------
                                                                                                            7,493,443.87
                                                                                                         ================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                   95,704.90
            - Servicer Advances reimbursement                                                                 719,879.55
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 129,393.14
                                                                                                         ----------------
           Total amounts due to Servicer                                                                      944,977.59
                                                                                                         ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                             177,171,705.96

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

        Decline in Aggregate Discounted Contract Balance                                                           3,343,914.69
                                                                                                                ---------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                173,827,791.27
                                                                                                                ===============

        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                      2,456,219.46

          - Principal portion of Prepayment Amounts                                              887,695.23

          - Principal portion of Contracts repurchased under Indenture Agreement                       0.00
              Section 4.02

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                 0.00

                                                                                              -------------
                     Total Decline in Aggregate Discounted Contract Balance                    3,343,914.69
                                                                                              =============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              78,041,352.92

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

        Decline in Aggregate Discounted Contract Balance                                                           2,132,582.79


        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        ---------------
           ending of the related Collection Period                                                                75,908,770.13
                                                                                                                ===============

        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                      2,054,781.40

          - Principal portion of Prepayment Amounts                                               77,801.39

          - Principal portion of Contracts repurchased under Indenture Agreement                       0.00
              Section 4.02

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                 0.00

                                                                                              -------------
                     Total Decline in Aggregate Discounted Contract Balance                    2,132,582.79
                                                                                              =============

                                                                                                                ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                249,736,561.40
                                                                                                                ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                              Predecessor
                                                                      Discounted        Predecessor        Discounted
       Lease #      Lessee Name                                       Present Value     Lease #            Present Value
       ---------------------------------------                        ---------------   -------------      ----------------
                    NONE











                                                                      ---------------                      ----------------
                                       Totals:                                  $0.00                                 $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                    $186,735,373.96
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES     NO X
                                                                     ---    ----

       POOL B                                                                                              Predecessor
                                                                      Discounted        Predecessor        Discounted
       Lease #      Lessee Name                                       Present Value     Lease #            Present Value
       ---------------------------------------                        ---------------   -------------      ----------------
                    NONE









                                                                      ---------------                      ----------------
                                       Totals:                                  $0.00                                 $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                     $86,877,354.94
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                                      0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
       (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
       BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                             Predecessor
                                                                      Discounted        Predecessor        Discounted
       Lease #      Lessee Name                                       Present Value     Lease #            Present Value
       -------------------------------------------------------        ---------------   -------------      ----------------
       1528-004     U.S. Neurological, Inc.                               $194,560.17   2042-202                $981,403.44
       2826-001     Newark Health Imaging, L.L.C.                         $789,368.50









                                                                      ---------------                      ----------------
                                   Totals:                                $983,928.67                           $981,403.44

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
          CONTRACTS                                                                                              981,403.44
       b) ADCB OF POOL A AT CLOSING DATE                                                                    $186,735,373.96
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                           $981,403.44
b) Total discounted Contract Balance of Substitute Receivables                            $983,928.67
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                         -$2,525.23

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                   YES X   NO
                                                                      ---    ---


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                      Discounted        Predecessor        Discounted
       Lease #      Lessee Name                                       Present Value     Lease #            Present Value
       ---------------------------------------                        ---------------   -------------      ----------------
                    None









                                                                      ---------------                      ----------------
                                       Totals:                                  $0.00                                 $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                     $86,877,354.94
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
         (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
         BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES     NO X
                                                                     ---    ---

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
       This Month                          356,795.05        This Month                     249,736,561.40
       1 Month Prior                     1,357,078.75        1 Month Prior                  255,213,058.88
       2 Months Prior                    2,058,722.10        2 Months Prior                 259,772,948.62

       Total                             3,772,595.90        Total                          764,722,568.90

       a) 3 MONTH AVERAGE                1,257,531.97        b) 3 MONTH AVERAGE             254,907,522.97

       c) a/b                                   0.49%


2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                                          Yes                      No      X
                                                                                             -----------------       -------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                             Yes                      No       X
                                                                                             -----------------       -------------
       B. An Indenture Event of Default has occurred and is then continuing?             Yes                      No       X
                                                                                             -----------------       -------------

4.     Has a Servicer Event of Default occurred?                                         Yes                      No       X
                                                                                             -----------------       -------------


5.     Amortization Event Check

       A. Is 1c > 8% ?                                                                   Yes                      No       X
                                                                                             -----------------       -------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                            Yes                      No       X
                                                                                             -----------------       -------------
       C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                   Yes                      No       X
                                                                                             -----------------       -------------




6.     Aggregate Discounted Contract Balance at Closing Date                         Balance  $ 273,612,728.90
                                                                                             -----------------


       DELINQUENT LEASE SUMMARY

                    Days Past Due        Current Pool Balance         # Leases
                    -------------        --------------------         --------

                          31 - 60                6,364,269.17               32
                          61 - 90                  274,930.96               11
                         91 - 180                  356,795.05               16


       Approved By:
       Lisa J. Cruikshank
       Vice President